UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 25, 2006 (September 19, 2006)
WINDROSE MEDICAL PROPERTIES TRUST
(Exact name of registrant as specified in its charter)

Maryland	001-31375	35-216691

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
3502 Woodview Trace, Suite 210
Indianapolis, Indiana 46268
(Address and zip code of principal executive offices)
Registrant’s telephone number, including area code: (317) 860-8180
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-10.1 THIRD AMENDED AND RESTATED CREDIT AGREEMENT
EX-10.2 THIRD AMENDED AND RESTATED GUARANTY

Item 1.01. Entry into a Material Definitive Agreement
     On September 19, 2006, Windrose Medical Properties, L.P. (the “Windrose OP”), the operating partnership of Windrose Medical Properties Trust (“Windrose”), entered into the Third Amended and Restated Secured Revolving Credit Agreement (the “New Credit Agreement”) with The Huntington National Bank (“Huntington”). The New Credit Agreement is described in greater detail in Item 2.03 below and such disclosure is incorporated by reference from Item 2.03 below into this Item 1.01.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
     On September 19, 2006, Windrose OP entered into the New Credit Agreement, which amended and restated the Second Amended and Restated Secured Revolving Credit Agreement with Huntington (the “Old Credit Agreement”). The New Credit Agreement provides for two loan facilities: (i) a secured revolving credit facility in an amount not to exceed $50.0 million, subject to increase as discussed below, for the acquisition and development of real estate assets and for working capital purposes (the “Revolving Facility”), and (ii) an unsecured line of credit in an amount not to exceed $3.0 million for the issuance of letters of credit (the “LOC Facility”). The Revolving Facility matures on September 30, 2007. However, the Revolving Facility’s maturity date may be extended to September 30, 2008 if Windrose OP is not in default and pays Huntington an extension fee in the amount of 0.25% of the maximum principal amount of the Revolving Facility. Amounts borrowed under the LOC Facility are due and payable on demand and, in any event, not later than the applicable maturity date of the Revolving Facility.
     The Revolving Facility contains an accordion feature that permits Windrose OP to request an increase in the size of the Revolving Facility to $70 million to the extent that Huntington or any other participating lenders elect to increase their commitments under the Revolving Facility, provided that Windrose OP may not request an increase in the aggregate principal amount of the Revolving Facility if an event of default has occurred and is continuing.
     Amounts borrowed under the Revolving Facility up to $38.5 million bear interest, at Windrose OP’s option, at an annual rate of either LIBOR plus 1.5%, or a rate equal to Huntington’s prime rate. Amounts borrowed under the Revolving Facility in excess of $38.5 million bear interest, at Windrose OP’s option, at an annual rate of either LIBOR plus 1.75%, or a rate equal to Huntington’s prime rate. The LOC Facility will bear interest at an annual rate equal to Huntington’s prime rate. The Revolving Facility is collateralized by a secured asset pool consisting of certain real estate assets owned by special purpose entities controlled by Windrose OP. Borrowings under the New Credit Agreement rank senior in right of payment to all of Windrose OP’s future subordinated indebtedness and are absolutely and unconditionally guaranteed by Windrose pursuant to the Third Amended and Restated Guaranty, dated as of September 19, 2006, made by Windrose to and for the benefit of Huntington (the “New Guaranty”).
     The New Credit Agreement contains customary representation and warranties. In addition, the New Credit Agreement limits Windrose OP’s ability to, among other things, change the nature of its businesses, incur indebtedness, create liens, engage in mergers, consolidations or certain other transactions, or enter into, modify, amend, alter, terminate or cancel any “Major Lease” (as defined in the New Credit Agreement) for a property that collateralizes the Revolving Facility. The New Credit Agreement contains certain customary events of default that generally give the lenders the right to accelerate payments of outstanding debt, including but not limited to the following: failure to maintain required financial covenant ratios, as described below; failure to make any payment when due within 10 days of its due date; occurrence of certain insolvency proceedings with respect to Windrose OP, Windrose or a subsidiary thereof; a change of control of Windrose OP and Windrose; Windrose’s dividends exceed 100% of its funds from operations as determined in accordance with the National Association of Real Estate Investment Trust’s definition of the term in any calendar year; the aggregate occupancy of the properties that collateralize the Revolving Facility is less than 85%; or if Fred Klipsch shall cease to be Chairman and Chief Executive Officer of Windrose or Fred Farrar shall cease to be President and Chief Operating Officer of Windrose OP and replacement(s) acceptable to the lenders are not in place within 90 days.
     Under the New Credit Agreement, Windrose OP, and in certain cases in conjunction with Windrose and Windrose OP’s subsidiaries on a consolidated basis, must comply with certain financial covenants including the following: (i) a leverage ratio less than 70%, (ii) a minimum tangible net worth greater than $120 million plus 75%

of additional net proceeds of future stock sales, (iii) a debt service coverage ratio greater than 1.8 to 1.0 during any calendar quarter and (iv) a debt service coverage ratio for the Revolving Facility greater than 1.4 to 1.0. Windrose, Windrose OP and their subsidiaries are also limited to incurring recourse indebtedness in an amount not to exceed 30% of the total current value of their assets on a consolidated basis. A copy of the New Credit Agreement is attached hereto as Exhibit 10.1, and a copy of the New Guaranty is attached hereto as Exhibit 10.2. The description of the New Credit Agreement and the New Guaranty are qualified in their entirety by the terms of the actual agreements filed as exhibits to this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits
     (d) Exhibits

10.1	Third Amended and Restated Secured Revolving Credit Agreement, dated as of September 19, 2006, by and between Windrose Medical Properties, L.P. and The Huntington National Bank.

10.2	Third Amended and Restated Guaranty, dated as of September 19, 2006, made by Windrose Medical Properties Trust to and for the benefit of The Huntington National Bank.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WINDROSE MEDICAL PROPERTIES TRUST
By:	/s/ Frederick L. Farrar
	Name:	Frederick L. Farrar
	Title:	President, Chief Operating Officer and Treasurer

Dated: September 25, 2006

EXHIBIT INDEX

Exhibit Number	Description
10.1	Third Amended and Restated Secured Revolving Credit Agreement, dated as of September 19, 2006, by and between Windrose Medical Properties, L.P. and The Huntington National Bank.

10.2	Third Amended and Restated Guaranty, dated as of September 19, 2006, made by Windrose Medical Properties Trust to and for the benefit of The Huntington National Bank.